SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2006

                        Commission File Number: 000-49620

                                 Cobalis Corp.
                                 -------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               91-1868007
--------------                                                     -------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

2445 McCabe Way, Suite 150, Irvine, CA                                    92614
---------------------------------------                                   -----
(Address of principal executive offices)                             (Zip Code)


                                 (949) 757-0001
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 APPOINTMENT OF PRINCIPAL OFFICERS

On February 1, 2006, Cobalis Corp., a Nevada corporation (the "Registrant") announced that its board of directors had appointed Gerald J. Yakatan as a director, effective immediately. Before joining the Registrant's board of directors, Dr. Yakatan, 63 had served as president, chief executive officer and a director of Avanir Pharmaceuticals, a reporting company ("Avanir"), from 1998 to 2005. Avanir trades on the AMEX under the trading symbol "AVN-R". Dr. Yakatan had served as Avanir's vice president of drug development from 1995 to 1998. Dr. Yakatan also serves as Chairman of IriSys, Inc., a privately-held company he founded in 1996, that specializes in pharmaceutical product development contract services. In 1990, he founded Tanabe Research Laboratories, USA, Inc., a wholly owned subsidiary of Tanabe Seiyaku of Osaka, Japan, where he served as president and chief executive officer until 1995. Dr. Yakatan served as executive vice president for research and development for Immunetech Pharmaceuticals. He joined Warner-Lambert Company, Pharmaceutical Research Division, as director of pharmacokinetics and drug metabolism, and was later appointed vice president for worldwide product development. Dr. Yakatan was on the faculty of the University of Texas at Austin where he also served as Chairman of the Department of Pharmaceutics and as Assistant Director of the Drug Dynamics Institute. He has published more than 60 papers in scientific and professional journals in the areas of pharmacokinetics, biopharmaceutic, analysis of drugs in biological fluids and drug stability. Dr. Yakatan received his Bachelor of Science in pharmacy from Temple University in 1963 and a Masters in pharmaceutical chemistry in 1965. In 1971, he was awarded a Doctorate in pharmaceutical sciences by the University of Florida, Gainesville. Dr. Yakatan is not an officer or director of any other reporting company, nor is he a family member of any current officer or director of the Registrant. As compensation for Dr. Yakatan's services on the board of directors, the Registrant has agreed to issue Dr. Yakatan 100,000 shares of its common stock upon his appointment as a director, and an additional 100,000 shares of its common stock after serving a one-year term on the board.

ITEM 8.01 OTHER EVENTS.

On February 1, 2006, the Registrant made the announcement contained in the attached press release.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the Registrant's Safe Harbor Compliance Statement for Forward-looking Statements included in the Registrant's recent filings, including Forms 8-K, 10-KSB and 10-QSB, with the Securities and Exchange Commission.

ITEM 9.01 EXHIBITS.


The following exhibits are filed with this report on Form 8-K.

EXHIBIT NUMBER         EXHIBIT
---------------        -------------------
99.1                   Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         Cobalis Corp.



February 1, 2006                         By: /s/ Chaslav Radovich
                                             --------------------------
                                             Chaslav Radovich, President